                                                                   EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                    PURSUANT TO SECTION 305(b)(2) (3)___(3)
                               ------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                   13-5160382
                      (I.R.S. employer identification no.)

                    48 WALL STREET, NEW YORK, NEW YORK 10286

              (Address of principal executive offices) (Zip Code)
                              -------------------

                              THE BANK OF NEW YORK
                            10161 CENTURION PARKWAY
                           TOWERMARC PLAZA, 2ND FLOOR
                          JACKSONVILLE, FLORIDA 32256
                           ATTN: MS. SANDRA CARREKER
                                 (904) 998-4716

           (Name, address and telephone number of agent for service)
                              --------------------

                             OUTDOOR SYSTEMS, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE                                                     86-0736400
State or other jurisdiction of                               (IRS employer
incorporation or organization                                identification no.)

              2502 N. BLACK CANYON HIGHWAY, PHOENIX, ARIZONA 85009 (Address of principal executive offices) (Zip code)
                              --------------------

                       SENIOR SUBORDINATED NOTES DUE 2006
                      (Title of the indenture securities)

                         OUTDOOR SYSTEMS PAINTING, INC.
              (Exact name of obligor as specified in its charter)

ARIZONA                                                      86-0638522
State or other jurisdiction of                               (IRS employer
incorporation or organization                                identification no.)

              2502 N. BLACK CANYON HIGHWAY, PHOENIX, ARIZONA 85009 (Address of principal executive offices) (Zip code)
                              --------------------

                       SENIOR SUBORDINATED NOTES DUE 2006
                      (Title of the indenture securities)


                     OS ADVERTISING OF TEXAS PAINTING, INC.
              (Exact name of obligor as specified in its charter)

TEXAS                                                        86-0638816
State or other jurisdiction of                               (IRS employer
incorporation or organization                                identification no.)

              2502 N. BLACK CANYON HIGHWAY, PHOENIX, ARIZONA 85009 (Address of principal executive offices) (Zip code)
                              --------------------

                       SENIOR SUBORDINATED NOTES DUE 2006
                      (Title of the indenture securities)

                               OS BASELINE, INC.
              (Exact name of obligor as specified in its charter)

ARIZONA                                                      86-0795338
State or other jurisdiction of                               (IRS employer
incorporation or organization                                identification no.)

              2502 N. BLACK CANYON HIGHWAY, PHOENIX, ARIZONA 85009 (Address of principal executive offices) (Zip code)
                              --------------------

                       SENIOR SUBORDINATED NOTES DUE 2006
                      (Title of the indenture securities)

                       DECADE COMMUNICATIONS GROUP, INC.
              (Exact name of obligor as specified in its charter)

COLORADO                                                     84-1291420
State or other jurisdiction of                               (IRS employer
incorporation or organization                                identification no.)

              2502 N. BLACK CANYON HIGHWAY, PHOENIX, ARIZONA 85009 (Address of principal executive offices) (Zip code)
                              --------------------

                       SENIOR SUBORDINATED NOTES DUE 2006
                      (Title of the indenture securities)


                  BENCH ADVERTISING COMPANY OF COLORADO, INC.
              (Exact name of obligor as specified in its charter)

COLORADO                                                     84-0862025
State or other jurisdiction of                               (IRS employer
incorporation or organization                                identification no.)

              2502 N. BLACK CANYON HIGHWAY, PHOENIX, ARIZONA 85009 (Address of principal executive offices) (Zip code)
                              --------------------

                     NEW YORK SUBWAYS ADVERTISING CO., INC.
             (Exact name of Registrant as specified in its charter)

         ARIZONA                                         86-0443845
(State or other jurisdiction                         (I.R.S. Employer
   of incorporation)                                  Identification No.)
                             ---------------------
                          2502 N. BLACK CANYON HIGHWAY
                             PHOENIX, ARIZONA 85009
                                 (602) 246-9569
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                       SENIOR SUBORDINATED NOTES DUE 2006
                      (Title of the indenture securities)

1.    General Information.

      Furnish the following information as to the trustee--

            Name and address of each examining or supervising authority to which it is subject.

            SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
            2 RECTOR STREET
            NEW YORK, N.Y.  10006, AND ALBANY, N.Y.  12203

            FEDERAL RESERVE BANK OF NEW YORK
            33 LIBERTY PLAZA
            NEW YORK, N.Y.  10045

            FEDERAL DEPOSIT INSURANCE CORPORATION
            WASHINGTON, D.C.  20429

            NEW YORK CLEARING HOUSE ASSOCIATION
            NEW YORK, N.Y.

            Whether it is authorized to exercise corporate trust powers.

            YES.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      NONE. (SEE NOTE ON PAGE 4.)

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to

      Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

      (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Outdoor Systems Senior Subordinated Notes due 2006, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         THE BANK OF NEW YORK

                                         By: /S/ Sandra Carreker
                                             --------------------------
                                             Sandra Carreker, Agent

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 4th day of October, 1996.

                                         THE BANK OF NEW YORK

                                         By: /S/ Sandra Carreker
                                             -------------------------
                                             Sandra Carreker, Agent

                              EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

      And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                    Dollar Amounts
                                                                     in Thousands
ASSETS

Cash and balances due from
      depository institutions:
      Noninterest-bearing balances
        and currency and coin                                        $ 2,461,550
      Interest-bearing balances                                          835.563
      Securities:
      Held-to-maturity securities                                        802,064
      Available-for-sale securities 2,051,263
Federal funds sold and securities
      purchased under agreements to resell
      in domestic offices of the bank:
      Federal funds sold                                               3,885,475
      Securities purchased under
        agreements to resell
Loans and lease financing receivables:
      Loans and leases,
        net of unearned income                                        27,820,159
      LESS: Allowance for loan and
        lease losses                                                     509,817
      LESS: Allocated transfer
        risk reserve                                                       1,000
      Loans and leases, net of unearned
        income and allowance and reserve                              27,309,342

Assets held in trading accounts                                          837,118
Premises and fixed assets (including
     capitalized leases)                                                 614,567
Other real estate owned                                                   51,631
Investments in unconsolidated
     subsidiaries and associated
     companies                                                           225,158
Customers' liability to this bank
     on acceptances outstanding                                          800,375
Intangible assets                                                        436,668
Other assets                                                           1,247,908
                                                                     -----------
Total assets                                                         $41,558,682
                                                                     ===========
LIABILITIES
-----------
Deposits:
     In domestic offices                                             $18,851,327
     Noninterest-bearing                                               7,102,645
     Interest-bearing                                                 11,748,682
     In foreign offices, Edge and
       Agreement subsidiaries, and IBFs                               10,965,604
     Noninterest-bearing                                                  37,855
     Interest-bearing                                                 10,927,749
Federal funds purchased and securities
     sold under agreements to repurchase
     in domestic offices of the bank and
     of its Edge and Agreement
     subsidiaries, and in IBFs:
     Federal funds purchased                                           1,224,886
     Securities sold under agreements
       to repurchase                                                      29,728
Demand notes issued to the
     U.S. Treasury                                                       118,870
Trading liabilities                                                      673,944
Other borrowed money:
     With original maturity of one year
       or less                                                         2,713,248
     With original maturity of more
       than one year                                                      20,780

Bank's liability on acceptances
   executed and outstanding                                             803,292
Subordinated notes and debentures                                     1,022,860
Other liabilities                                                     1,590,564
                                                                   ------------
Total liabilities                                                    38,015,103
                                                                   ============
EQUITY CAPITAL
--------------
Common stock                                                            942,284
Surplus                                                                 525,666
Undivided profits and capital
 reserves                                                             2,078,197
Net unrealized holding gains (losses)
 on available-for-sale securities                                         3,197
Cumulative foreign currency
 translation adjustments                                                 (5,765)
Total equity capital                                                  3,543,579
                                                                   ------------
Total liabilities and equity capital                               $ 41,558,682
                                                                   ============

      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                Robert E. Keilman

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                J. Carter Bacot )
                Thomas A. Renyi ) Directors
                Alan R. Griffith)